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                            -------------------------
                                      T H E
                            -------------------------
                                     R. O. C.
                            -------------------------
                                   TAIWAN FUND
                            -------------------------



                                QUARTERLY REPORT


                                 March 31, 2002



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Dear Stockholders

The Fund's net asset value per share (NAV) gained 6.7% in the first quarter compared to the 11.1% rise in the Taiwan Stock Exchange Index (TAIEX). During the period, the New Taiwan dollar appreciated 0.2% against the U.S. dollar.

Investors took heart in the new year from the improving outlook for many technology companies that accompanied the signs of economic revival in Taiwan and the U.S. The appointment in late January of a new premier with a reputation for pragmatic leadership also raised hopes that the political climate would be less acrimonious and more conducive to boosting the economy. Plus, foreign institutions lent support to the market with heavy buying.

Developments in Taiwan's semiconductor industry highlighted the brighter prospects for technology. A continuing price rise of memory chips for most of the period enabled producers to return to profitability for the first time in about a year. And Taiwan's two foundries, Taiwan Semiconductor Manufacturing Co. and United Microelectronics Corp., announced major alliances with European and American semiconductor companies in the areas of advanced technology and manufacturing. Such deals should help the two companies maintain their worldwide leadership in the contract manufacturing of semiconductors and secure new orders. Many makers of personal computer components also raised their revenue forecasts for the year on expectations of increased global PC shipments resulting from inventory rebuilding and a pick-up in end-user demand.

The only extended weakness during the first quarter came in February. Following the more than 60% rise in the TAIEX from last September through January, many investors took profits ahead of the week-long Chinese New Year holidays. In addition, the double digit February decline of the Nasdaq raised

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concern about Taiwan's own technology-heavy market.

Investor confidence, however, was soon restored with local reports that the government was about to partially lift the ban on investing in China by Taiwan's semiconductor industry. This helped spark a heavy wave of buying. Foreign institutions were net buyers of nearly $2 billion worth of Taiwan equities in March, when the market gained 8.3%. Positive economic news helped fuel the rally: U.S. manufacturing rose for the first time in 19 months and consumer confidence reached a 15-month high. As many U.S. economists lifted their first-quarter economic growth forecasts to 5% or more, optimism increased that an American recovery would boost demand for Taiwan's technology products. And in Taiwan, the unemployment rate fell for the first time in a year and a half while other signs also indicated the economy had bottomed out.

Indeed, Taiwan's economy appeared to climb back onto a positive track after its 1.9% contraction in 2001, the first full-year decline since the government started measuring such performance in the 1950s. Although merchandise exports--which represent about 40% of gross national product--declined 7.9% in the first three months, it was the smallest quarterly drop in a year and beat most forecasts. This improving trend should continue as indicated by the positive growth in foreign orders received by Taiwan's manufacturers. Boosted by the buoyant stock market, private consumption managed a small rise, although indicators point to the fourth consecutive quarterly double-digit decline in investment. We estimate that the economy grew about 1% in the recent quarter and forecast 3.5% growth for the second half of the year.

Few funds outperformed the TAIEX in the first quarter, when the major rally that had focused on technology stocks in the last few months of 2001 rotated, in large part, into more speculative issues of companies with

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little or no earnings and trading below book value. We, like other professional fund managers, saw no fundamental reason to invest in most of these stocks.

Looking forward, the mild recovery of the economy should proceed in the near term. Taiwan's leading indicators also point toward an even more vigorous economy beginning in the third quarter. In response, the Fund will maintain its current strategy of remaining fully invested in a broadly diversified portfolio while avoiding speculative market frenzy. Our optimistic outlook continues for shares of technology companies, many of which are enjoying a strong surge in earnings. At the same time, the Fund's holdings in the financial sector are roughly equal to their market weighting, but we have been highly selective in choosing the most fundamentally sound companies in this industry.

We are grateful for your support and look forward to discussing our market outlook and portfolio strategy with you in future reports.

                                                  Respectfully submitted,


                                                  /s/ Michael Ding
                                                  -----------------------
                                                  Michael Ding
                                                  President


April 26, 2002

----------------------------------------------
PORTFOLIO HIGHLIGHTS
Three Months Ended March 31, 2002
----------------------------------------------

----------------------------------------------
KEY STATISTICS
----------------------------------------------
Change in N.A.V. ($5.40 to $5.76)      $0.36
----------------------------------------------
Total Net Assets              $188.2 Million
==============================================

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----------------------------------------------------------
SECURITY CLASSIFICATION
----------------------------------------------------------
                                           Value
Percent of Net Assets                      (000)
------------------------------            -------

Common Stocks                   97.93%    $184,309

----------------------------------------------------------
Short-term Investments           1.51        2,856
                               ------     --------
----------------------------------------------------------

Total Investments               99.44      187,165

----------------------------------------------------------
Other Assets Less Liabilities    0.56        1,049
----------------------------------------------------------

NET ASSETS                     100.00%    $188,214
==========================================================

----------------------------------------------------------
TEN LARGEST HOLDINGS
----------------------------------------------------------
                                            Percent of
Company                                     Net Assets
-------------------------------            ------------

Sonix Technology Co., Ltd.                     4.86%

----------------------------------------------------------
Pihsiang Machinery Manufacturing Co., Ltd.     4.49
----------------------------------------------------------

Quanta Computer Inc.                           4.41

----------------------------------------------------------
Taiwan Semiconductor Manufacturing Co., Ltd.   4.39
----------------------------------------------------------

Amtran Technology Co., Ltd.                    4.22

----------------------------------------------------------
Hon Hai Precision Industry Co., Ltd.           4.13
----------------------------------------------------------

AU Optronics Corp.                             3.83

----------------------------------------------------------
Macronix International Co., Ltd.               3.70
----------------------------------------------------------

Chunghwa Telecom Co., Ltd.                     3.07

----------------------------------------------------------
Premier Image Technology Corp.                 2.97
----------------------------------------------------------

----------------------------------------------------------
INDUSTRY DIVERSIFICATION
----------------------------------------------------------
                                            Percent of
                                            Net Assets
-------------------------------            ------------
Computers & Office Equipment                  20.98%

----------------------------------------------------------
Semiconductors                                20.64
----------------------------------------------------------

Electronics                                   15.93

----------------------------------------------------------
Banking                                        6.40
----------------------------------------------------------

Telephone Services                             5.29

----------------------------------------------------------
Other Financials                               4.62
----------------------------------------------------------

Chemical                                       4.49

----------------------------------------------------------
Communications Equipment                       4.34
----------------------------------------------------------

Plastics                                       4.03

----------------------------------------------------------
Retailing                                      2.82
----------------------------------------------------------

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THE R.O.C. TAIWAN FUND
www.roctaiwanfund.com

MANAGER:
International Investment Trust Company Limited
17th Floor
167 Fuhsing North Road
Taipei, Taiwan, Republic of China
Telephone: 886-2-2713-7702
Fax: 886-2-2717-3077

OFFICERS AND TRUSTEES:
Theodore S. S. Cheng, Chairman and Trustee
Michael Ding, President and Trustee
Edward B. Collins, Trustee and Audit Committee
  Member
David N. Laux, Trustee and Audit Committee
  Member
Alfred F. Miossi, Trustee and Audit Committee
  Member
Robert P. Parker, Trustee and Audit Committee
  Member
Cheng Cheng Tung, Trustee
Peggy Chen, Chief Financial Officer,
  Treasurer, and Secretary

CUSTODIAN:
Central Trust of China
49 Wuchang Street, Sec. 1
Taipei, Taiwan
Republic of China

TRANSFER AGENT,
PAYING AND PLAN AGENT:
State Street Bank and Trust Co.
P.O. Box 8200
Boston, Massachusetts 02266-8200
U.S.A.
Telephone: 1-800-426-5523

U.S. ADMINISTRATOR:
Citigate Dewe Rogerson Inc.
1440 Broadway, 16th Floor
New York, NY 10018 U.S.A.
Telephone: (212) 688-6840

U.S. LEGAL COUNSEL:
Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, NY 10019-6064
Telephone: (212) 373-3000

For information on the Fund, including the NAV, please call toll free 1-800-343-9567.